EXHIBIT 10.3(d)
AMENDMENT 2
TO THE
EOG RESOURCES, INC. 409A DEFERRED COMPENSATION PLAN

WHEREAS, (the “Employer”) amended and restated the Plan effective as of January 1, 2012; and
WHEREAS, the Company reserved the right to amend the Plan in Section 12; and
NOW, THEREFORE, RESOLVED that the plan Adoption Agreement is hereby amended effective as of January 1, 2018, as follows:

SECTION 33.    Payment of Plan Expenses.
The following section shall be replaced in its entirety:
33.    Payment of Plan Expenses. Plan expenses may be paid as follows:
☐    Directly by the Employer.

☐    Deducted from the Participant accounts and Plan’s trust or other custodial account (mutual fund plans only, if applicable).

☒    By the Employer with an annual deduction from the Participant notional accounts.

IN WITNESS WHEREOF, the undersigned has hereunto signed his or her name as of the date herein below shown.

EOG RESOURCES, INC.

12/28/2017	/s/ Patricia Edwards
Date	By Patricia Edwards
Senior Vice President &
Chief Human Resources Officer
Title